                                                                   Exhibit 23(a)

                   Consent of Independent Public Accountants


We consent to the use of our reports included herein and to the reference of our firm under the "Experts" heading in the registration statement.


                                   /s/ KPMG Peat Marwick LLP


Chicago, Illinois
October 27, 1998

                                                                   Exhibit 23(a)

                   Consent of Independent Public Accountants


We consent to the use of our report included herein and to the reference of our firm under the heading "Experts" in the prospectus.


                                   /s/ KPMG Peat Marwick LLP


Chicago, Illinois
October 28, 1998